THE PARK AVENUE PORTFOLIO
                             DISTRIBUTION AGREEMENT
                                 CLASS C SHARES

      AGREEMENT made as of the ___ day of July, 2000 between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which offers for public sale separate series of shares of beneficial interest, each corresponding to a distinct portfolio which may be further divided into separate classes of shares (the "Shares"); and

      WHEREAS, the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") on behalf of each of its series which issues a class of shares currently designated as Class C shares (the "Funds"); and

      WHEREAS, the Trust desires to enter into this Distribution Agreement (the "Agreement") with GISC pursuant to which GISC agrees to provide distribution-related services to the Funds;

      NOW, THEREFORE, the parties agrees as follows:

      1. A. Each Fund that is named in an appendix which is attached hereto and made a part hereof is authorized to pay to GISC, as compensation for distribution-related services that are primarily intended to result in the sale of Funds, the distribution fees which are specified in such appendix (a "Fee Appendix," and collectively the "Fee Appendices"). The fees set forth in a Fee Appendix are to be paid by the Funds named in such Fee Appendix monthly, or at such other intervals as the Trust's Board of Trustees (the "Board") shall determine. Such fees shall be based upon the applicable Funds' average daily net assets during the preceding month, and shall be calculated and accrued daily.

            B. Any Fund may pay distribution fees to GISC at a lesser rate than the fees specified in the Fee Appendix which covers such Fund as agreed upon by the Board and GISC and as approved in the manner specified in subsections (a) and (b) of paragraph 2 of this Agreement.

      2. As distributor of the Funds, GISC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Funds, including but not limited to: compensation to employees or independent contractors of GISC; compensation to and expenses of GISC and other selected dealers who engage in or support the distribution of the Funds, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information and reports for other than existing shareholders; the preparation, printing and distribution of sales literature and advertising materials, and other direct and indirect distribution-related expenses. GISC may also spend such amounts as it deems appropriate for the servicing and maintenance of shareholder accounts, to the extent such amounts are in addition to amounts paid for such purposes under an Administrative Services Agreement between the Trust and GISC.

      3. This Agreement shall not take effect with respect to any Fund unless it has been approved, together with any related agreements, by a majority vote, cast in person at a meeting (or meetings) called for the purpose of voting on such approval, of: (a) the Board; and (b) those Trustees of the Trust who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Agreement or any agreements related thereto (the "Independent Trustees").

      4. GISC shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to each Fund under this Agreement and the purposes for which such expenditures were made.

      5. The Trust or any Fund may terminate this Agreement at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the affected Fund.

      6. This Agreement may not be amended to increase materially the amount of distribution fees to be paid by a Fund unless amendment of the Plan is approved by a vote of a majority of the outstanding voting securities of the affected Fund, and no material amendment to the other provisions of the Agreement shall be made unless approved in the manner provided for approval in subsections (a) and (b) of paragraph 2 and paragraph 4 hereof.

      7. The amount of the distribution fees payable by any Fund under this Agreement and any distribution agreement may be greater or lesser than the distribution-related expenses actually incurred on behalf of such Fund. The distribution fees set forth in the applicable Fee Appendix with respect to a Fund will be payable by such Fund.

      8. As used in this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

      9. The Trust shall preserve copies of this Agreement (including any amendments thereto) and any related agreements and all reports made pursuant to paragraph 4 hereof for a period of not less than six years from the date thereof, the first two years in an easily accessible place.

      10. The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or any Fund under this Agreement, or any other person, in asserting any rights or claims under this Agreement, shall look only to the assets and property of the Trust or such Fund in settlement of any such right or claim, and not to such Trustees or shareholders.

                                          THE PARK AVENUE PORTFOLIO

Attest:____________________________       By:______________________________


                                          GUARDIAN INVESTOR SERVICES
                                                 CORPORATION

Attest:___________________________        By:______________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July ___, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Park Avenue Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust, at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees , as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July ___, 2000.

                  THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian Park Avenue Fund

                  By:__________________________________________


                  GUARDIAN INVESTOR SERVICES CORPORATION

                  By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Asset Allocation Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust, at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees , as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

                  THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian Asset Allocation Fund

                  By:__________________________________________


                  GUARDIAN INVESTOR SERVICES CORPORATION

                  By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Baillie Gifford International Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust, at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees , as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

           THE PARK AVENUE PORTFOLIO, on behalf of
           The Class C Shares of The Guardian Baillie Gifford International Fund

           By:__________________________________________


           GUARDIAN INVESTOR SERVICES CORPORATION

           By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Cash Management Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust, at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees , as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

                  THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian Cash Management Fund

                  By:__________________________________________


                  GUARDIAN INVESTOR SERVICES CORPORATION

                  By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian S&P 500 Index Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as July __, 2000.

            THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian S&P 500 Index Fund

            By:__________________________________________


            GUARDIAN INVESTOR SERVICES CORPORATION

            By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian High Yield Bond Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

            THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian High Yield Bond Fund

            By:__________________________________________


            GUARDIAN INVESTOR SERVICES CORPORATION

            By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Park Avenue Small Cap Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

            THE PARK AVENUE PORTFOLIO, on behalf of
            The Class C Shares of The Guardian Park Avenue Small Cap Fund

            By:__________________________________________


            GUARDIAN INVESTOR SERVICES CORPORATION

            By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Baillie Gifford Emerging Markets Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

                     THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian Baillie Gifford
                      Emerging Markets Fund

                     By:__________________________________________


                     GUARDIAN INVESTOR SERVICES CORPORATION

                     By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Investment Quality Bond Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

                        THE PARK AVENUE PORTFOLIO, on behalf of
                        The Class C Shares of The Guardian
                          Investment Quality Bond Fund

                        By:__________________________________________


                        GUARDIAN INVESTOR SERVICES CORPORATION

                        By:___________________________________________

                                  FEE APPENDIX

Fee Appendix to the Distribution Agreement dated July __, 2000 (the "Agreement") between THE PARK AVENUE PORTFOLIO (the "Trust") and GUARDIAN INVESTOR SERVICES CORPORATION ("GISC").

      1. For services provided pursuant to the Agreement, with respect to the Class C shares of The Guardian Tax-Exempt Fund (the "Fund"), the Fund is authorized to pay a fee, calculated daily and paid monthly (or at such other intervals as shall be determined by the Trust), at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class C shares. For this purpose, the value of the Fund's average daily net assets shall be computed in the manner specified in the Trust's Amended and Restated Declaration of Trust.

      2. The Agreement, as supplemented by this Fee Appendix, shall not take effect with respect to the Fund unless it has first been approved by votes of the majority of (i) the Trustees of the Trust; and (ii) those Trustees of the Trust who are Independent Trustees, as that term is defined in the Agreement.

      3. This Fee Appendix shall be attached to and made a part of the Agreement and be subject to all terms and conditions of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Fee Appendix to be executed by their designated officers as of July __, 2000.

                        THE PARK AVENUE PORTFOLIO, on behalf of The Class C Shares of The Guardian Tax-Exempt Fund

                        By:__________________________________________


                        GUARDIAN INVESTOR SERVICES CORPORATION

                        By:___________________________________________